INVESCO Advisor Funds, Inc.

                  Supplement to Prospectus Dated May 1, 1996

      The section of the Prospectus entitled "Management of the Fund" is amended to add the following new paragraph at the beginning of that section:

      On November 4, 1996 an Agreement and Plan of Merger among INVESCO plc, INVESCO Group Services, Inc. ("Services") and AIM Management Group, Inc. ("AIM") was signed under which AIM will be merged with Services. When this takes effect, which is expected to occur in the first part of 1997, the Fund's Investment Advisory, Sub-Advisory, Distribution, Operating Services, and Rule 12b-1 Agreements ("Agreements") will automatically terminate. Consummation of this merger is conditioned, among other things, on new Agreements, essentially identical to the existing Agreements, including the provisions governing fees, being presented to, and approved by, the Fund's Boards of Directors, and where necessary, the Fund's shareholders prior to this merger taking effect. The meetings of the Fund's shareholders to consider approving the necessary new Agreements is expected to occur in early 1997. Fund Management anticipates that the key personnel responsible for providing services to the Fund will remain unchanged.

      This supplement is dated November 5, 1996.